UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 15, 2021 fintech evolution acquisition group

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40137	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas, 11th Floor

New York, NY 10105

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (650) 739-6741

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one Class A Ordinary Share and one-third of one Redeemable Warrant	FTEV.U	The New York Stock Exchange

Class A Ordinary Shares, par value $0.0001 per share	FTEV	The New York Stock Exchange

Redeemable Warrants, each whole warrant exercisable for one Class A Ordinary Share for $11.50 per share	FTEV WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On November 15, 2021, the audit committee of the board of directors of FinTech Evolution Acquisition Group (the “Company”) concluded, after discussion with the Company’s management and with the Company’s independent registered public accounting firm, Marcum LLP, (“Marcum”), that (i) the Company’s audited balance sheet as of March 4, 2021 filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on March 10, 2021, (ii) the Company’s unaudited financial statements as of March 31, 2021 contained in the Company’s Quarterly Report on Form 10-Q filed with the SEC on July 15, 2021 and (iii) the Company’s unaudited financial statements as of June 30, 2021 contained in the Company’s Quarterly Report on Form 10-Q filed with the SEC on August 13, 2021, should no longer be relied upon due to the reclassification of all of the Company’s Class A ordinary shares as temporary equity.

The Company’s Chief Executive Officer and Chief Financial Officer carried out an evaluation of the effectiveness of the design and operation of the Company’s disclosure controls and procedures. Based upon their evaluation, the Company’s Chief Executive Officer and Chief Financial Officer concluded that the Company’s disclosure controls and procedures were not effective as of September 30, 2021, due to the material weakness in analyzing the accounting for complex financial instruments. In light of this material weakness, the Company performed additional analysis as deemed necessary to ensure that the Company’s unaudited interim financial statements were prepared in accordance with U.S. generally accepted accounting principles. The Company reflected the restatements of the Company’s financial statements identified above in Note 2 of the financial statements included in the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2021, filed with the SEC on November 18, 2021 and accordingly, management believes that the financial statements included in such report present fairly in all material respects the Company’s financial position, results of operations and cash flows for the periods presented.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINTECH EVOLUTION ACQUISITION GROUP

	By:	/s/ Rohit Bhagat
Name: Rohit Bhagat
Title: Chief Executive Officer

Dated: November 19, 2021

2